STARBOARD INVESTMENT TRUST

Cavalier Dynamic Growth Fund

Supplement to the Prospectus, Summary Prospectus,
 and Statement of Additional Information

October 3, 2017
This supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated September 28, 2017 for the Cavalier Dynamic Growth Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
As of September 11, 2017, Validus Growth Investors, LLC ("Validus"), previously a sub-advisor to the Fund, no longer serves as a sub-advisor to the Fund.
In addition, StratiFi, LLC ("StratiFi"), the Fund's other sub-advisor, has been assigned the portion of the portfolio previously assigned to Validus. StratiFi is now the sole sub-advisor to the Fund.
All references to Validus or its employees in the Prospectus, Summary Prospectus, and Statement of Additional Information should be disregarded, or be read to refer to StratiFi, as appropriate.

Investors Should Retain This Supplement for Future Reference